Goodwill (Details Textual)	12 Months Ended
Dec. 31, 2019
Intangible assets and goodwill [Line Items]
Description of justification for using growth rate that exceeds long-term average growth rate	Although the Company expects a higher volume and price growth in the medium and long term, a nominal growth of 3% has been assumed for the perpetuity in Chilean units, which is a conservative assumption considering the historical capacity and nature of the business where the company operates. In the case of Paraguay and Argentina, a perpetuity rate of 2.2% is used, consistent with the expected long-term growth for these countries. For Bolivia, a perpetuity rate of 4.5% equivalent to long-term inflation is used. In the case of Uruguay, a perpetuity rate of 3.0% is used, which is composed by the average inflation rate of the United States of America mentioned above, plus an 80% of Uruguay's potential GDP growth in the long term (1.0% - 1.1%).